UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/24/2010

VeriFone Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32465

Delaware	04-3692546
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

VeriFone Holdings, Inc. ("VeriFone") plans to attend and present at the following conferences:

-The 8th Annual Wedbush Morgan NYC MAC Conference, scheduled for March 2010 in New York, New York

-The RBC Capital Markets Technology, Media & Communications Conference, scheduled for June 2010 in New York, New York

-The 2010 UBS Global Technology and Services Conference, scheduled for June 2010 in New York, New York

-The 2010 Boston Spring Investors Conference, scheduled for June 2010 in Boston, Massachusetts

A live audio webcast of the above presentations, if available, will be accessible through VeriFone's website at http://ir.verifone.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriFone Holdings, Inc.

Date: February 24, 2010	By:	/s/ Albert Liu
Albert Liu
Senior Vice President & General Counsel